EXHIBIT 2

Joint Filing Agreement

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows that such information is inaccurate.

Dated: August 18, 2015.

CASTLERIGG MASTER INVESTMENTS LTD.

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

CASTLERIGG INTERNATIONAL LIMITED

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

CASTLERIGG INTERNATIONAL HOLDINGS LIMITED

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

CASTLERIGG OFFSHORE HOLDINGS, LTD.

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

CASTLERIGG ACTIVE INVESTMENT FUND, LTD.

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

CASTLERIGG ACTIVE INVESTMENT INTERMEDIATE FUND, LTD.

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

CASTLERIGG ACTIVE INVESTMENT MASTER FUND, LTD.

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

MERRILL LYNCH INVESTMENT SOLUTIONS SICAV, an umbrella fund with segregated liability between sub-funds, acting for and on behalf of Merrill Lynch Investment Solutions – Castlerigg Equity Event and Arbitrage UCITS Fund

By:	Sandell Investment Services, L.L.C., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

ALTMFX TRUST, an open-end, management investment company, acting for and on behalf of Castlerigg Equity Event and Arbitrage Fund

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

PULTENEY STREET PARTNERS, LP

By:	Sandell Asset Management Corp., as Investment Manager

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

SANDELL ASSET MANAGEMENT CORP.

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Chief Executive Officer

SANDELL INVESTMENT SERVICES, L.L.C.

By:	/s/ Thomas E. Sandell
Name:	Thomas E. Sandell
Title:	Managing Member

/s/ Thomas E. Sandell
Thomas E. Sandell